                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 30
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 30 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco China Fund to Invesco Greater China Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 25, 2015.

                                        By:     /s/ John M. Zerr
                                                --------------------------------
                                        Name:   John M. Zerr
                                        Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

    PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
    ---------                                      -------------------------
    Invesco All Cap Market Neutral Fund                 Class A Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Balanced-Risk Allocation Fund               Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Balanced-Risk Commodity Strategy Fund       Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Greater China Fund                          Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class Y Shares

    Invesco Developing Markets Fund                     Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

    Invesco Emerging Markets Equity Fund                Class A Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

  PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
  ---------                                         -------------------------
  Invesco Emerging Market Local Currency Debt Fund       Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

  Invesco Endeavor Fund                                  Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

  Invesco Global Infrastructure Fund                     Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

  Invesco Global Health Care Fund                        Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class Y Shares
                                                      Investor Class Shares

  Invesco Global Market Neutral Fund                     Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

  Invesco Global Markets Strategy Fund                   Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

  Invesco Global Targeted Returns Fund                   Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------
    Invesco International Total Return Fund            Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Long/Short Equity Fund                     Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Low Volatility Emerging Markets Fund       Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Macro International Equity Fund            Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco MLP Fund                                   Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Macro Long/Short Fund                      Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class R6 Shares
                                                       Class Y Shares

    Invesco Pacific Growth Fund                        Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class R5 Shares
                                                       Class Y Shares

PORTFOLIO                                             CLASSES OF EACH PORTFOLIO
---------                                             -------------------------
Invesco Premium Income Fund                                Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares

Invesco Select Companies Fund                              Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class Y Shares

Invesco Strategic Income Fund                              Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares

Invesco Unconstrained Bond Fund                            Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares"